SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2008

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 12, 2008, American Land Lease, Inc. (“we” and “our”) issued a press release announcing our results of operations for the quarter ended September 30, 2008 and on the same day we conducted a conference call to discuss those results. A copy of that press release was furnished as an exhibit to our November 12, 2008 Current Report on Form 8-K. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The conference call may be accessed by replay by dialing 800-642-1687 and requesting information from conference ID 72924528. The replay will be available for playback from 5:00 p.m. eastern standard time, November 12, 2008 until midnight on November 18, 2008.

The press release, transcript and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall any of them be deemed incorporated by reference in any filing under the Securities Act of 1933. We undertake no obligation to update or revise the information in the press release or conference call, whether as a result of new information, future events or otherwise. Please note that the full text of the earnings call transcript is available through American Land Lease’s website at www.americanlandlease.com. The information contained on American Land Lease’s website is not incorporated by reference herein.

ITEM 7.01.	REGULATION FD DISCLOSURE

The information provided in Item 2.02 is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished with this report:

EXHIBIT NO.	DESCRIPTION
Exhibit 99.1	Transcript of November 12, 2008 Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC.
(Registrant)

By	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

Date: November 14, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Transcript of November 12, 2008 Conference Call